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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BAIN CAPITAL SPECIALTY FINANCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 9, 2018

Dear Stockholder:

        You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of Bain Capital Specialty Finance, Inc. (the "Company," "we," "us," or "our") to be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Thursday, May 10, 2018, at 2:30 p.m. Eastern Time. Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.

        At the Annual Meeting, you will be asked to elect two Class II Directors of the Company who will serve for a three-year term expiring at the 2021 annual meeting of stockholders or until his successor is duly elected and qualified.

        The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information relating to the election of the Class II Director nominees.

        Your vote is extremely important to us.    If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States or use the Internet or telephone voting options to cast your vote..

        On behalf of management and the Board of Directors, we thank you for your continued support of the Company.

Sincerely,
/s/ MICHAEL EWALD Michael Ewald Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

 BAIN CAPITAL SPECIALTY FINANCE, INC.
200 CLARENDON STREET, 37th FLOOR
BOSTON, MASSACHUSETTS 02116

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2018

        Notice is hereby given to holders of shares of common stock of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company," "we," "us," or "our"), that the 2018 Annual Meeting of Stockholders (the "Annual Meeting") will be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Thursday, May 10, 2018, at 2:30 p.m. Eastern Time, for the following purposes:

  1.
  To elect two Class II Directors of the Company who will serve for a three-year term expiring at the 2021 annual meeting of stockholders or until their respective successor is duly elected and qualified; and

  2.
  To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

        THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES.

        The close of business on March 23, 2018 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

        Please call (617) 516-2350 for directions on how to attend the Annual Meeting and vote in person. Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.

        Your vote is extremely important to us. If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the Proposal at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,
/s/ RANESH RAMANATHAN Ranesh Ramanathan Secretary

April 9, 2018

 BAIN CAPITAL SPECIALTY FINANCE, INC.
200 CLARENDON STREET, 37th FLOOR
BOSTON, MASSACHUSETTS 02116

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

May 10, 2018

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board" and each member thereof, a "Director" and collectively, the "Directors") of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company," "we," "us," or "our"), for use at the Company's 2018 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Thursday, May 10, 2018, at 2:30 p.m. Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2018 Annual Meeting of Stockholders dated April 9, 2018 (the "Notice"). The Company is a closed-end management investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). BCSF Advisors, LP, a Delaware limited partnership (the "Advisor"), serves as the investment adviser and administrator to the Company. The principal executive offices of each of the Company and the Advisor are located at 200 Clarendon Street, 37th Floor, Boston, MA 02116.

        This Proxy Statement and the accompanying Notice and form of proxy are being provided to stockholders on or about April 9, 2018. The Board has fixed the close of business on March 23, 2018 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 31,204,831.44 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), were issued and outstanding, and the Company had not issued any shares of preferred stock. Stockholders of the Company are entitled to cast one vote for each share held and fractional votes for each fractional share held.

        If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted "FOR" the election of the Class II Director nominees listed below ("Proposal") and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or at any adjournment or postponement thereof.

        The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Class II Director nominees. A stockholder may revoke his or her proxy any time before it is exercised by (i) voting in person at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.

        It is expected that the solicitation of proxies will be primarily by mail. The Company's officers, and personnel of the Advisor and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

        The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged AST Fund Solutions, LLC ("AST"), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The costs of AST's services in connection with the proxy solicitation are estimated to be $19,500.00, which will be paid by the Company.

Quorum Required

        A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person or by proxy of the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote shall constitute a quorum for the Annual Meeting. There were 31,204,831.44 shares of Common Stock outstanding on the Record Date. Each Share of Common Stock is entitled to one vote. Abstentions will be treated as shares present for quorum purposes. Shares held by a broker for which the broker has not received voting instructions from the beneficial owner of the shares and does not have discretionary authority to vote the shares on certain proposals (which are considered "broker non-votes" with respect to such proposals) are not entitled to vote on the election of directors and thus will not be treated as shares present for quorum purposes.

        If a quorum is not present at the Annual Meeting, the presiding officer or the stockholders who are represented in person or by proxy may adjourn the Annual Meeting to permit the further solicitation of proxies.

Vote Required

        Election of Directors.    The Directors will be elected by an affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy, provided that a quorum is present.

        Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Proposal. Shares of Common Stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

        Additional Solicitation.    If there are not enough votes to approve the Proposal at the Annual Meeting, the presiding officer or the stockholders who are represented in person or by proxy may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. A stockholder vote may be taken on the election of one of the nominees for election as a Class II Director prior to any such adjournment if there are sufficient votes for the election of such nominee.

        To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card.

        If you have any questions regarding the proxy materials, please contact the Company at (617) 516-2350. If the enclosed proxy card is properly executed and received prior to the Annual Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted "FOR" the Proposal described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        If (i) you are a member of a household in which multiple stockholders share the same address, (ii) your shares are held in "street name" and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a stockholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Company will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Company by calling (617) 516-2350, or by mail to the Company's principal executive offices at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an "Authorized Institution") and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 10, 2018

        This Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2017 are available online at proxyonline.com/docs/baincapitalsf.pdf (please have the control number found on your proxy card ready when you visit this website).

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain ownership information with respect to shares of Common Stock, as of the Record Date, for each of our current Directors, for our Directors and executive officers as a group and for each person known to us to beneficially own 5% or more of the outstanding shares of the Company's Common Stock. With respect to persons known to us to beneficially own 5% or more of the outstanding shares of the Company's Common Stock, we base such knowledge on beneficial ownership filings made by the holders with the Securities and Exchange Commission ("SEC") and other information known to the Company. The percentage ownership is based on 31,204,831.44 shares of Common Stock outstanding as of the Record Date.

Name and Address	Nature of Beneficial Ownership	Shares Beneficially Owned	Percentage
Beneficial owners of 5% or more
BCSF Holdings, LP(1)	Record	7,577,242.01	24.28%
Bain Capital Distressed and Special Situations 2016 (F), L.P.(1)	Record	5,221,493.27	16.73%
Bain Capital Credit Member, LLC(2)	Beneficial	13,803,351.58	44.23%
Independent Directors(3)
David A. Fubini	N/A	—	—
Thomas A. Hough	Record	5,052.19	*
Jay Margolis	Record	6,344.16	*
Interested Directors
Michael A. Ewald	N/A	—	—
Jeffrey B. Hawkins	N/A	—	—
Directors and Executive Officers as a Group (9 persons)	Record	11,396.35	*

(1)
BCSF Holdings, LP ("BCSF Holdings"), whose general partner is BCSF Holdings Investors, L.P. ("BCSF Holdings GP"), is the record owner of 7,577,242.01 shares. Bain Capital Distressed and Special Situations 2016 (F), L.P. ("F Holdings"), whose general partner is Bain Capital Distressed and Special Situations 2016 Investors (F), L.P. ("F Holdings GP"), is the record owner of 5,221,493.27 shares. The address for each of BCSF Holdings and F Holdings is 200 Clarendon Street, 37th Floor, Boston, MA 02116.

(2)
Bain Capital Credit Member, LLC, is the general partner of BCSF Holdings GP, F Holdings GP and Bain Capital Credit Holdings Investors (MRF), LP ("MRF Holdings GP"). MRF Holdings GP is the general partner of Bain Capital Credit Holdings (MRF), L.P. ("MRF Holdings") and thus beneficially owns the 1,004,616.30 shares owned of record by MRF Holdings. The address for Bain Capital Credit Member, LLC is 200 Clarendon Street, 37th Floor, Boston, MA 02116.

(3)
The address for all officers and Directors is Bain Capital Specialty Finance, Inc. 200 Clarendon Street, 37th Floor, Boston, MA 02116.

*
Represents less than 1.0%.

Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors and executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based solely upon a review of the copies of such reports furnished, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2017, except that Bain Capital Credit Member, LLC did not timely file a statement of changes in beneficial ownership on Form 4 in connection with the Company's January 2017 capital call due to an administrative oversight but the transaction was subsequently reported.

Dollar Range of Equity Securities Beneficially Owned by Directors

        The following table sets out the dollar range of the Company's equity securities beneficially owned by each of the Company's directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Company is not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors
David A. Fubini	None
Thomas A. Hough	over $100,000
Jay Margolis	over $100,000
Interested Directors
Michael A. Ewald	None
Jeffrey B. Hawkins	None

(1)
Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.

(2)
Dollar ranges were determined using the number of shares beneficially owned as of the Record Date multiplied by the net asset value as of January 31, 2018.

 PROPOSAL

ELECTION OF CLASS II DIRECTORS

        The Board is currently composed of five Directors, who are divided into three classes with staggered terms of three years, each with the term of office of one of the three classes expiring at each annual meeting of stockholders. At the Annual Meeting, the holders of the Company's Common Stock are being asked to re-elect Jay Margolis and Michael A. Ewald as Class II Directors of the Company, to serve for a three-year term expiring at the 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified. Messrs. Margolis and Ewald are currently serving as Class II Directors of the Company and have consented to being named in this Proxy Statement and agreed to continue to serve as Class II Directors, if re-elected. If either Mr. Margolis or Mr. Ewald is not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Company's Nominating and Corporate Governance Committee (the "Nominating Committee") may select. It is not anticipated that either Mr. Margolis or Mr. Ewald will be unable or unwilling to serve.

Information about the Nominees and Directors

        The following tables provide information concerning the Class II Director nominees and the other individuals serving as Directors of the Company, as of the date of this Proxy Statement. The Class II Director Nominees are listed first in the table under "Class II Director Nominees." The terms of the Class I and Class III Directors do not expire this year.

        The Board believes that each of the Directors, including the Class II Director nominees, have the experience, qualifications, attributes and skills appropriate to serve as a Director of the Company, in light of the Company's business and structure. The significance or relevance of a nominee's or Director's particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and Directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Directors and with representatives of the Advisor and its affiliates, other service providers, legal counsel and the Company's independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the stockholders. The Nominating and Corporate Governance Committee's charter contains certain other factors that are considered by the Nominating and Corporate Governance Committee in identifying and evaluating potential nominees to serve as Directors. Based on each nominee's experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Directors, the Board has concluded that each nominee should continue to serve as a Director. Additionally, below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee and continuing Directors that led the Board to conclude that each such individual should serve as a Director.

        The address for each listed individual is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor Boston, MA 02116.

Class II Director Nominees

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
Jay Margolis (69)	Director	Class II Director since 2016; term expires 2018 (2021 if re-elected)	Chairman and CEO of Cache, Inc. (2013 - 2015)	Board Member of Boston Beer Company (NYSE:SAM) (2006 - 2017) and NFP Off Broadway Theater Company (2015 - Present)
Interested Director*
Michael A. Ewald (45)	Director, President and Chief Executive Officer of the Board	Class II Director since 2016; term expires 2018 (2021 if re-elected)	Managing Director, the head of the Private Credit Group and Portfolio Manager for the Middle Market Opportunities and Senior Direct Lending fund strategies of Bain Capital Credit (2008 - Present)	Board Member and Chair of the Board at Cradles To Crayons (2014 - 2017; 2017 - Present); Board Member of the Dana Farber Leadership Council (2008 - Present) and a Proprietor of the Boston Athenaeum (2002 - Present); Board Member of Rotorcraft Leasing Company, LLC (2012 - Present), Frontier Tubular Solutions, LLC (2010 - Present), Work N' Gear (2008 - 2017), Hamilton Specialty Bar (2008 - 2017) and Tenax Aerospace, LLC (2018 - Present)

*
Mr. Ewald is deemed to be an "interested person" of the Company under the 1940 Act because of his affiliations with the Advisor.

        Jay Margolis.    Mr. Margolis has served on our Board since July 2016. Mr. Margolis has significant knowledge and experience in consumer products retailing, merchandising, consumer insights, strategic planning, and corporate governance. Most recently, he served as the Chairman and CEO of Cache, Inc., which was a publicly-held specialty chain of women's apparel stores headquartered in New York prior to its filing for bankruptcy in February 2015. Previously, he was the Chairman of Intuit Consulting LLC, a consulting firm specializing in retail, fashion, and consumer products. Prior to his time with Intuit, Mr. Margolis served as the President and CEO of Apparel Group of Limited Brands Corporation where he oversaw operations of Limited Brands' Apparel Division. Before assuming that position, he had been President and Chief Operating Officer of Massachusetts-based Reebok International. Mr. Margolis also has held executive positions at Esprit de Corp USA, Tommy Hilfiger Inc., and Liz Claiborne, Inc. He received a B.A. from Queens College, a part of The City University of New York. Mr. Margolis currently serves as an active Board Member at NFP Off Broadway Theater Company. He had previously served on the Boards of Boston Beer Company, Godiva Chocolatier, Inc. and Burlington Coat Factory.

        Michael A. Ewald.    Mr. Ewald has served on our Board since July 2016. Mr. Ewald is President and Chief Executive Officer of the Company and serves on the Advisor's Credit Committee. He is a Managing Director, the head of the Private Credit Group and Portfolio Manager for Bain Capital Credit's Middle Market Opportunities and Senior Direct Lending fund strategies. Previously,

Mr. Ewald was an Associate Consultant at Bain & Company for three years where he focused on strategy consulting to the Financial Services, Manufacturing and Consumer Products industries. Prior to that, he worked at Credit Suisse First Boston as an analyst in the Regulated Industries group. Mr. Ewald received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. magna cum laude from Tufts University.

Directors not up for Re-Election at the Annual Meeting

Class I—Directors with Terms Expiring in 2020

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
Thomas A. Hough (65)	Director and Chairman of the Audit Committee	Class I Director since 2016; term expires 2020	Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc. (2001 - 2015)	Board Member of the National Kidney Foundation (2012 - Present)

        Thomas A. Hough is a Director of the Company and serves as the Chairman of the Audit Committee. Mr. Hough was Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc., manufacturers and marketers of western boots, apparel and accessories headquartered in El Paso, TX, from October 2001 until retiring in July 2015. Mr. Hough's direct responsibilities in such positions included accounting, finance, credit and collections, treasury, human resources, information technology, legal, and real estate. Prior to that, he worked primarily as a CFO for a number of companies including Vectrix Business Solutions, Inc., Jamba Juice Company, Chief Auto Parts, Inc., Roy Rogers Restaurants, and Peoples Drug Stores, Inc. Mr. Hough previously worked at Deloitte & Touche for thirteen years where he performed primarily audit services. Mr. Hough received a B.A. in accounting from Rowan University in 1975 and received his certification as a CPA in 1978. He is currently on the Board of the National Kidney Foundation.

Class III—Directors with Terms Expiring in 2019

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
David G. Fubini (64)	Director and Chairman of the Nominating and Corporate Governance Committee	Class II Director since 2016; term expires 2019	Senior Lecturer in the Organizational Behavior Unit at Harvard Business School (2015 - Present)	Board Member of Leidos (2013 - Present), Mitre Corporations (2014 - Present) and J.M. Huber Corporation (2017 - Present); a Trustee of the University of Massachusetts System (2013 - Present)
Interested Director*
Jeffrey B. Hawkins (48)	Director and Chairman of the Board	Class II Director since 2016; term expires 2019	Managing Director, Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit (2007 - Present)	Chair of the Board of the Boston Public Library Foundation (2014 - Present); Board Member of Dana Hall School (2014 - Present)

*
Mr. Hawkins is deemed to be an "interested person" of the Company under the 1940 Act because of his affiliations with the Advisor.

        David G. Fubini.    Mr. Fubini has served on our Board since July 2016. Mr. Fubini is a Senior Lecturer in the Organizational Behavior Unit at Harvard Business School. Previously, he was a Senior Partner of McKinsey & Company where he worked for over 34 years. He was McKinsey's Managing Director of the Boston office, and the past leader of the North American Organization Practice as well as the founder and leader of the firm's Worldwide Merger Integration Practice. During his tenure, Mr. Fubini led, and/or had been a member of, many firm personnel committees, as well as a participant in a wide cross-section of McKinsey's governance forums and committees. Prior to joining McKinsey, he was an initial member of a small group that became the McNeil Consumer Products Company of Johnson & Johnson and helped launch the Tylenol family of products into the over-the-counter consumer marketplace. Mr. Fubini graduated with a B.B.A. from University of Massachusetts, Amherst and an M.B.A. from Harvard Business School, both with distinction. He is currently a member of the Board of Directors for Leidos and Mitre Corporations and a Trustee of the University of Massachusetts System, and was formerly on the Board of Compuware Corporation.

        Jeffrey B. Hawkins.    Mr. Hawkins has served on our Board since July 2016 and is the Chairman of the Board. He is a Managing Director, the Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit. As the Chief Operating Officer, he is responsible for the firm's business strategy and all non-investment activities. Previously, Mr. Hawkins was at Ropes & Gray, LLP working on securities law, mergers & acquisitions and collateralized debt funds. Mr. Hawkins received a J.D. from Harvard Law School and a B.A. Phi Beta Kappa from Trinity College.

Information about the Executive Officers who are not Directors

        Set forth below is certain information about our executive officers who are not directors:

Name	Age	Position
Sally F. Dornaus	44	Chief Financial Officer
James Goldman	42	Chief Compliance Officer
Michael J. Boyle*	33	Vice President & Treasurer
Ranesh Ramanathan	45	Vice President & Secretary

*
Prior to February 2018, James S. Athanasoulas was Vice President & Treasurer.

        The address for each executive officer is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualified.

        Sally F. Dornaus.    Ms. Dornaus has served as Chief Financial Officer of the Company since 2016. She is a Managing Director, the Chief Financial Officer and a Risk & Oversight Committee member of Bain Capital Credit. Previously, Ms. Dornaus was a Senior Manager at PricewaterhouseCoopers in their Investment Management practice focusing on alternative investment products. Ms. Dornaus received an M.S./M.B.A from Northeastern University and a B.A. from Brandeis University. Ms. Dornaus is a Certified Public Accountant.

        James Goldman.    Mr. Goldman has served as Chief Compliance Officer of the Company since 2016. He is a Vice President in Compliance responsible for providing compliance support to Bain Capital Credit. Previously, Mr. Goldman served as Senior Counsel in the Enforcement Division of the U.S. Securities and Exchange Commission and as an attorney at the law firm of WilmerHale. Mr. Goldman received a J.D. magna cum laude from Boston College Law School and a B.A. magna cum laude in History from Harvard University. Mr. Goldman is admitted to the bar of Massachusetts.

        Michael J. Boyle.    Mr. Boyle has served as Vice President and Treasurer of the Company since 2018. He is a Director and Portfolio Manager in the Private Credit Group. Prior to his current role, Mr. Boyle focused on market analytics and fund structure as a member of Bain Capital Credit's Finance team. Mr. Boyle received a B.S. from Boston College.

        Ranesh Ramanathan.    Mr. Ramanathan has served as Vice President and Secretary of the Company since 2016. He is a Managing Director, the General Counsel and a Risk & Oversight Committee member of Bain Capital Credit. Previously, Mr. Ramanathan was the General Counsel of Citi Private Equity and Associate General Counsel of Citi Alternative Investments at Citigroup. Prior to that, Mr. Ramanathan was an Associate at Cleary Gottlieb Steen & Hamilton LLP. Mr. Ramanathan received a J.D. from New York University School of Law and a B.A. from The Johns Hopkins University.

CORPORATE GOVERNANCE

Board Purpose and Structure

        Our business and affairs are managed under the direction of the Board. The Board consists of five members, three of whom are not "interested persons" of the Company as that term is defined in Section 2(a)(19) of the 1940 Act (each such Director, an "Independent Director"). The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly determinations of fair value of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities. Oversight of our investment activities extends to oversight of the risk management processes employed by the Advisor as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Bain Capital Credit as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board's risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board's oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

        Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Jeffrey Hawkins, an "interested person" of Bain Capital Credit, serves as Chairman of our Board. We believe that Mr. Hawkins' history with Bain Capital Credit, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board.

        Our Board does not have a lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet without the presence of interested Directors and other members of management, for administering our compliance policies and procedures.

Board Meetings and Attendance

        The Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future. The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company and the Independent Directors fix their own compensation.

        We require each Director to make a diligent effort to attend all Board and committee meetings. During 2017, including both regularly scheduled and special meetings, the Board met a total of ten times, the Audit Committee met a total of five times and the Nominating and Corporate Governance Committee met a total of one time. During 2017, all Directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. The Audit Committee met with the Company's independent registered public accounting firm outside of the presence of management at least once each quarter.

        The Directors are encouraged to attend the Company's annual meetings of stockholders. One of the Directors attended the 2017 annual meeting of stockholders.

Audit Committee

        The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee and is included as Appendix A to the definitive proxy statement for the 2017 annual meeting of stockholders filed with the SEC on April 7, 2017. The Audit Committee's responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed by such independent registered public accounting firm, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. Management is responsible for the preparation, presentation, and integrity of our financial statements, our accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

        The Audit Committee is currently composed of Messrs. Fubini, Hough and Margolis, all of whom are not considered "interested persons" of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hough serves as Chairman of the Audit Committee. The Board has determined that Mr. Hough is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Fubini, Hough and Margolis meet the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee

        The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter, which is included as Appendix B to the definitive proxy statement for the 2017 annual meeting of stockholders filed with the SEC on April 7, 2017. The Nominating and Corporate Governance Committee is currently composed of Messrs. Fubini, Hough and Margolis, all of whom are not considered "interested persons" of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Fubini serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

        The Nominating and Corporate Governance Committee considers stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company's bylaws, the Nominating and Corporate Governance Committee Charter

and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary of the Company at the Company, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation or employment during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by our stockholders.

        The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, our company and our stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the Board and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

        The Nominating and Corporate Governance Committee evaluates candidates proposed by stockholders using the factors described above. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of directors that best serves our needs and the interests of our stockholders.

Compensation of Executive Officers and Directors

  (a)    Compensation of Executive Officers

        We do not currently have any employees. None of our officers receives direct compensation from us. We have agreed to reimburse the administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer, and any of their respective staff who provide services to us, operations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. In addition, to the extent that the administrator outsources any of its functions, including to a sub-administrator, we will pay the fees associated with such functions at cost. We will agree to reimburse the administrator for our allocable portion of the compensation of any personnel that it provides for our use.

  (b)    Compensation of Directors

        Each of our Independent Directors receives an annual fee of $75,000. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $1,000 for each special meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an additional annual fee of $7,500. The Chairman of the Nominating and Corporate Governance Committee receives an additional annual fee of $2,500. The Board, as a whole, participates in the consideration of Independent Director compensation and decisions on Independent Director compensation are based on, among other things, a review of data of comparable business development companies.

        No compensation is paid to Directors who are "interested persons" of us, as such term is defined in Section 2(a)(19) of the 1940 Act.

        The following table shows information regarding the compensation earned by the Directors for the fiscal year ended December 31, 2017. The Company is not part of a "fund complex," as that term is defined in Schedule 14A under the Exchange Act.

Name of Director	Aggregate Compensation From the Company(4)
Independent Directors
David G. Fubini(1)	$87,500
Thomas A. Hough(2)	$92,500
Jay Margolis	$85,000
Interested Directors(3)
Michael A. Ewald	$—
Jeffrey B. Hawkins	$—

(1)
Includes compensation as Chairman of the Nominating and Corporate Governance Committee.

(2)
Includes compensation as Chairman of the Audit Committee.

(3)
Mr. Ewald and Mr. Hawkins are each an "interested person" and, as such, receive no compensation from the Company for their service as Directors.

(4)
The Company did not award any portion of the fees earned by the Directors in stock or options during the year ended December 31, 2017. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

Code of Ethics

        As required by Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, we and the Advisor have adopted codes of ethics which apply to, among others, our and the Advisor's executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as the Advisor's officers, directors and employees. Our codes of ethics generally will not permit investments by our and the Advisor's personnel in securities that may be purchased or sold by us. We hereby undertake to provide a copy of the codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to the Secretary of the Company, Ranesh

Ramanathan, Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116, Attention: Bain Capital Specialty Finance, Inc. Investor Relations, or by emailing us at creditinfo@baincapital.com.

Certain Relationships and Related Transactions, and Director Independence

Resource Sharing Agreement

        The Advisor has entered into a resource sharing agreement with Bain Capital Credit pursuant to which Bain Capital Credit will provide the Advisor with experienced investment professionals (including the members of the Advisor's Credit Committee) and access to the resources of Bain Capital Credit so as to enable the Advisor to fulfill its obligations under the Investment Advisory Agreement. Our senior management and our chairman of the board of directors have ownership and financial interests in Bain Capital Credit. Our senior management also serve as principals of Bain Capital Credit that may in the future manage investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit and/or its affiliates. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives.

Investment Advisory Agreement

        The Company entered into an Investment Advisory Agreement with the Advisor, an investment advisor registered with the SEC, to manage our day-to-day operating and investing activities. The Company pays the Advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. During the year ended December 31, 2017, $2,949,009 of aggregate advisory fees were incurred under the Investment Advisory Agreement.

Administrative Agreement

        The Company has entered into an Administration Agreement with the Advisor to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. During the year ended December 31, 2017, $0.00 of aggregate administrative fees were paid and/or accrued to the administrator. The Company incurred expenses related to the sub-administrator of $477,424 for the year ended December 31, 2017.

Co-Investment Opportunities

        We have in the past, and may in the future, co-invest on a concurrent basis with other affiliates of Bain Capital Credit, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or Bain Capital Credit's allocation procedures. We, the Advisor, and affiliates of the Advisor have been granted exemptive relief by the SEC to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with certain affiliated funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations.

Related Party Commitments

        Certain related parties have made commitments to the Company. The Advisor has made commitments of $10.8 million to the Company as of December 31, 2017, of which $4.8 million has been called by the Company as of December 31, 2017. As of December 31, 2017, the Advisor held 241,527.73 shares of the Company. An affiliate of the Advisor is the investment manager to certain investment companies which are investors in the Company. Collectively, these investors have made commitments to the Company of $555.3 million as of December 31, 2017, of which $222.1 million has been called by the Company as of December 31, 2017. These investors held 11,070,200.25 shares of the Company at December 31, 2017.

Related Party Transaction Policy

        The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company's Code of Conduct or Code of Ethics. Each of our directors and executive officers is instructed and periodically reminded to inform Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
JAY MARGOLIS AND MICHAEL A. EWALD AS CLASS II DIRECTORS OF THE COMPANY.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        At a meeting of the Board held on March 13, 2018, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Directors, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountant for the Company for the fiscal year ending December 31, 2018. PricewaterhouseCoopers LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

        Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Annual Meeting and will not be available to respond to appropriate questions from stockholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

        Audit Fees:    Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements, review of the financial statements included in the Company's Form 10-Qs and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings. Audit fees incurred by the Company for years ended December 31, 2017 and 2016 were $410,000 and $150,000, respectively. For the year ended December 31, 2016, audit fees incurred also includes fees related to the audit of the financial statements as of and for the period ended July 14, 2016 included in our Registration Statement on Form 10.

        Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. There were no audit-related fees paid during the fiscal years ended December 31, 2017 and 2016.

        Tax Services Fees:    Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. Tax fees incurred by the Company for years ended December 31, 2017 and 2016 were $49,975 and $23,300, respectively.

        All Other Fees:    Other fees would include fees for products and services other than the services reported above. There were no other fees paid during the fiscal years ended December 31, 2017 and 2016.

        No non-audit fees were billed by PricewaterhouseCoopers LLP for services rendered to the Company, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company for the fiscal years ended December 31, 2017 and December 31, 2016.

Pre-approval Policy

        The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company's independent auditor. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor's independence.

        Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

Audit Committee Report(1)

        The following is the report of the Audit Committee of Bain Capital Specialty Finance, Inc. (the "Company") with respect to the Company's audited financial statements for the fiscal year ended December 31, 2017 (the "Audited Financial Statements").

        The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standard No. 1301 (Communications with Audit Committees), as modified or supplemented; and (c) received written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (Communication with Audit Committees Concerning Independence), and has discussed with the independent registered public accounting firm its independence.

        The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company's independent auditor. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Company's financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

        Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company's independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

  March 13, 2018

  The Audit Committee
  David A. Fubini
  Thomas A. Hough
  Jay Margolis

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 OTHER BUSINESS

        The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

COMMUNICATIONS WITH THE BOARD

        All interested parties, including stockholders, may send communications to the Board, the Independent Directors, the Chairman or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairman or to the individual director, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor Boston, MA 02116.

ANNUAL AND QUARTERLY REPORTS

        Copies of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available upon request, without charge, by writing Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116, or by calling (617) 516-2350. Copies of such reports are also posted and are available without charge on the SEC's website at www.sec.gov.

ADDITIONAL INFORMATION

        The principal address of the Company's investment adviser is BCSF Advisors, LP, 200 Clarendon Street, 37th Floor, Boston, MA 02116.

STOCKHOLDER PROPOSALS

        The Company expects that the 2019 annual meeting of stockholders will be held in May 2019, but the exact date, time and location of such meeting have yet to be determined. In order for a proposal to be considered for inclusion in the Company's proxy statement for the 2019 annual meeting of stockholders, the Company must receive the proposal no later than December 10, 2018.

        In addition, the Company's bylaws contain an advance notice provision requiring that a stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company at the Company, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. Notices of intention to present proposals, including nomination of a director, at the 2019 annual meeting must be received by the Company no earlier than December 10, 2018 and no later than 5:00 p.m., Eastern Time, on January 9, 2019. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

        It is important that proxies be returned promptly. If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote as soon as possible.

Boston, Massachusetts
April 9, 2018

PROXY CARD PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! 2. ONLINE at proxyonline.com using your proxy control number found below STOCKHOLDER REGISTRATION 3. By PHONE when you dial 1-888-227-9349 toll-free to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free (888) 625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time 12345678910 CONTROL NUMBER BAIN CAPITAL SPECIALTY FINANCE, INC. PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2018 The undersigned, revoking prior proxies, hereby appoints Michael Treisman and Adriana Rojas Garzón, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Annual Meeting of Stockholders of Bain Capital Specialty Finance, Inc. (the “Company”), to be held at the offices of the Company’s Counsel, Dechert, LLP, at 100 Oliver Street, Boston, MA 02110, on May 10, 2018, at 2:30 p.m. Eastern Time, or at any adjournment or postponement thereof, with respect to the Proposal described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (868) 625-2588. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 10, 2018. The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/baincapitalsf.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY CARD BAIN CAPITAL SPECIALTY FINANCE, INC. YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by stockholders. When properly executed, this proxy will be voted as indicated or “FOR”, respectively, on the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxyholders’ best judgment as to any other matters that may arise at the Annual Meeting. THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO CLASS II DIRECTOR NOMINEES. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • PROPOSAL 1. To elect two Class II Directors of the Company who will serve for a three-year term expiring at the 2021 annual meeting of stockholders or until his successor is duly elected and qualified FOR WITHHOLD Nominees: Jay Margolis Michael A. Ewald 2. To transact such other business as may properly come before the Annual Meeting or at any adjournment thereof. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

QuickLinks

BAIN CAPITAL SPECIALTY FINANCE, INC. 200 CLARENDON STREET, 37th FLOOR BOSTON, MASSACHUSETTS 02116
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2018
BAIN CAPITAL SPECIALTY FINANCE, INC. 200 CLARENDON STREET, 37th FLOOR BOSTON, MASSACHUSETTS 02116 PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS May 10, 2018
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 10, 2018
PROPOSAL ELECTION OF CLASS II DIRECTORS
CORPORATE GOVERNANCE
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF JAY MARGOLIS AND MICHAEL A. EWALD AS CLASS II DIRECTORS OF THE COMPANY.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Audit Committee Report (1)
OTHER BUSINESS
COMMUNICATIONS WITH THE BOARD
ANNUAL AND QUARTERLY REPORTS
ADDITIONAL INFORMATION
STOCKHOLDER PROPOSALS